UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

TERRA TECH CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐

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Terra Tech Corp.

4700 Von Karman, Suite 110

Newport Beach, CA 92660

Telephone: (855) 447-6967

August 30, 2016

Dear Stockholder:

The Annual Meeting of Stockholders of Terra Tech Corp. ("we," "us," or the "Company") will be held on September 26, 2016 at 8:30 a.m., Pacific Daylight Time, at the Pacific Club, La Jolla Room, 4110 MacArthur Boulevard, Newport Beach, California 92660. A Notice Regarding the Availability of Proxy Materials, which provided certain information about the proxy statement and other proxy materials relating to the Annual Meeting, was made available to our stockholders on or about August 16, 2016.

Proposal Five, as set forth in our proxy statement, provided for an amendment to our Articles of Incorporation to implement one or more reverse stock splits of our common stock at an aggregate ratio of not less than one-for-five and not more than one-for-twenty, within the discretion of our Board of Directors, at any time or from time-to-time prior to September 26, 2017.

Subsequent to the date of the Proxy Statement, our Board of Directors decided to withdraw Proposal Five from consideration at the Annual Meeting. Based on the recent trading history of our common stock and on meetings that our executive management team has had with representatives of various investment banks, investment funds, and other potential financing sources for our business, our Board concluded, at this time, that it would withdraw its earlier recommendation that our stockholders be afforded the opportunity to approve a reverse split of our common stock. In making its decision, our Board took the trading history and the results of those meetings into account when it concluded that the market for our common stock (per-share market pricing and liquidity), investor interest, and our financing and capital-raising abilities were satisfactory at this time and might not be materially enhanced if our stockholders were to provide the reverse split authority initially sought by Proposal Five. Accordingly, Proposal Five has been withdrawn from consideration at the Annual Meeting. Our Board, however, reserves the right to request the holders of our capital stock to approve a subsequent reverse split proposal at any point in the future.

The information in this letter is intended to supplement the information provided in the Proxy Statement relating to the Annual Meeting. You are encouraged to carefully review the Proxy Statement, as well as the additional proxy statement materials made available to you, before voting your shares, in person or by proxy, at the Annual Meeting.

Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxy and vote in person if they so desire. In addition, registered stockholders can cast their vote electronically at https://www.iproxydirect.com/TRTC.

If you have any questions or require additional information, please contact us at: Terra Tech Corp., 4700 Von Karman, Suite 110, Newport Beach, CA 92660, Attention: Corporate Secretary, Telephone: (855) 447-6967.

Thank you for your ongoing support of Terra Tech Corp.

Sincerely,

/s/ Derek Peterson

Derek Peterson

President and Chief Executive Officer

2

TERRA TECH CORP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCK HOLDERS - on September 26, 2016 AT 8:30 AM PDT
CONTROL ID:
REQUEST ID:

The undersigned hereby revokes all appointments of proxies previously given and appoints Derek Peterson and Michael A. Nahass (the "Proxies"), or any substitutes appointed by them, as the undersigned's attorneys and proxies, and authorizes any one or more of them to represent and vote, as directed on the reverse side of this proxy card, all of the outstanding shares of the Common Stock of TERRA TECH CORP. (the "COMPANY") held of record by the undersigned on August 12, 2016, at the Annual Meeting of the Company's stockholders (the "Annual Meeting") to be held at The Pacific Club, La Jolla Room located at 4110 MacArthur Boulevard, Newport Beach, California 92660 at 8:30 AM PDT, and at any postponements or adjournments of the Annual Meeting.

 I (We) direct that the shares represented by this appointment of proxy be voted as directed on the reverse side.  If no voting directions are given on a matter, the Proxies may vote those shares "FOR" in the case of the election of each nominee named in Proposal 1, and "FOR" in the case of Proposal 2, 3, 4, 6 and 7. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors.  This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with the Company's proxy tabulator, Direct Transfer LLC, Inc., or the Company's Corporate Secretary, a written instrument revoking it or a duly executed written or Internet appointment of proxy bearing a later date, or by attending the Annual Meeting and voting in person.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting we ask that you appoint the Proxies to vote your shares for you in one of the following ways.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	https://www.iproxydirect.com/TRTC

Go to the above Internet website. Have your proxy card in hand when you access the website.  Enter your "Control Number" and "Request Number" printed above and then follow the instructions provided to appoint the Proxies and give them directions on how to vote your shares.  If you appoint the Proxies by Internet, you need not return a proxy card.  You will be appointing the Proxies to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card.  You may appoint the Proxies by Internet only until 11:59 p.m. EDT on September 25, 2016, which is the day before the Annual Meeting date.

ANNUAL MEETING OF THE STOCKHOLDERS OF TERRA TECH CORP. TERRA TECH CORP			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	To elect the eight (8) directors nominated by our Board of Directors as set forth in the Proxy Statement:	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
			☐	☐
	Derek Peterson				☐
	Amy Almsteier				☐	Control ID:
	Kenneth P. Krueger				☐	REQUEST ID:
	Michael A. Nahass				☐
	Steven J. Ross				☐
	Kenneth Vande Vrede				☐
	Steven Vande Vrede				☐
	Michael Vande Vrede				☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Tarvaran, Askelson & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2016		☐	☐	☐
			FOR	AGAINST	ABSTAIN
Proposal 3	To approve the Terra Tech Corp. 2016 Equity Incentive Plan		☐	☐	☐
			FOR	AGAINST	ABSTAIN
Proposal 4	To approve an amendment to the Company's Amended Articles of Incorporation to increase the authorized number of shares of common stock and preferred stock to 990,000,000 and 50,000,000, respectively		☐	☐	☐
			FOR	AGAINST	ABSTAIN
Proposal 5	Intentionally Omitted		☐	☐	☐

Proposal 6

To hold a stockholder advisory vote on the compensation of our named executive officers disclosed in this proxy statement under the section titled "Executive Compensation", including the compensation tables and other narrative executive compensation disclosures therein, required by Item 402 of Securities and Exchange Commission Regulation S-K (a "say-on-pay" vote)

			☐	☐	☐
			ONE YEAR	TWO YEARS	THREE YEARS
Proposal 7	To hold an advisory vote on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken (a "say-on-frequency" vote)		☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)